Exhibit 10.3.2

Supplemental Debenture

Dated     February 24, 2006

GFI Holdings Limited

(and others as Chargors)

Bank of America, N.A.

(as Administrative Agent)

Contents

1	Definitions	1

2	Creation of security	2

3	Security to be included in Debenture	3

4	Further assurances	3

5	Continuing Debenture	3

6	Effect as a Deed	3

7	Counterparts	3

8	Provisions severable	3

9	Further provisions	3

Schedule 1 – The Chargors		4

Schedule 2 – Further Group Shares		5

Deed

Dated February 24, 2006

Between

(1)                                 The companies identified in Schedule 1 (each a Chargor and together the Chargors); and

(2)                                 Bank of America, N.A. as agent and trustee for the Secured Parties (the Administrative Agent) which expression shall include all successor Administrative Agents appointed from time to time.

Recitals

A                                     This Deed is supplemental to a debenture dated 23 August 2004 (the Debenture) between the Chargors and the Administrative Agent.

B                                       This Deed is a Foreign Security Agreement as defined in that certain credit agreement entered into as of 23 August 2004 as amended and restated pursuant to the amended and restated credit agreement dated on or about the date of this Deed (the Credit Agreement) among GFI Group, Inc., a Delaware corporation, GFI Holdings Limited, a company incorporated in England and Wales, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A. as Administrative Agent.

It is agreed

1                                        Definitions

Words and expressions defined in the Debenture shall have the same meanings in this Deed unless they are expressly defined in it and, in addition, in this Deed:

Further Group Shares means the shares referred to in Schedule 2 (Further Group Shares) not otherwise mortgaged or charged pursuant to the Debenture.

Further Related Rights means all dividends and other distributions paid or payable after today’s date in respect of all or any Further Group Shares or Investments and all stocks, shares, securities (and the dividends or interest on them), rights, money or property accruing or offered at any time by way of redemption, bonus, preference, option rights or otherwise to or in respect of them or in substitution or exchange for any of them.

Further Security Shares means the Further Group Shares and the Investments (in each case) together with their Further Related Rights and, in the case of a particular Chargor, means such of the Further Group Shares and Investments as are held by it at the relevant time together with their Further Related Rights.

Investments all or any stocks, shares (other than any Group Shares or Further Group Shares), bonds and securities of any kind (marketable or otherwise), negotiable instruments and warrants and any other financial instruments (as defined in the Regulations).

Regulations means the Financial Collateral Arrangements (No 2) Regulations 2003 (S.I. 2003/3226) or equivalent legislation in any applicable jurisdiction bringing into effect Directive 2002/47/EC on financial collateral arrangements, and Regulation means any of them.

2                                        Creation of security

2.1                              Further Group Shares

The Chargors mortgage or (if or to the extent that this Deed does not take effect as a mortgage) charge by way of fixed charge:

(a)           the Further Group Shares; and

(b)           all related Further Related Rights,

PROVIDED THAT:

(i)                                    until the occurrence of an Enforcement Event, all dividends and other distributions paid or payable as referred to in paragraph (b) above may be paid directly to the relevant Chargor (in which case the Administrative Agent or its nominee shall execute any necessary dividend mandate) and, if paid directly to the Administrative Agent shall be paid promptly by it to the relevant Chargor; and

(ii)                                 subject to clause 5.4.3 of the Debenture until the occurrence of an Enforcement Event, all voting rights attaching to the relevant Further Group Shares may be exercised by the relevant Chargor or, where the shares have been registered in the name of the Administrative Agent or its nominee, as the relevant Chargor may direct in writing, and the Administrative Agent and any nominee of the Administrative Agent in whose name such Further Group Shares are registered shall execute any form of proxy or other document reasonably required in order for the relevant Chargor to do so.

2.2                              Investments

The Chargors mortgage or (if or to the extent that this Deed does not take effect as a mortgage) charge by way of fixed charge:

(a)                                  the Investments; and

(b)                                 all related Further Related Rights,

PROVIDED THAT:

(i)                                    until the occurrence of an Enforcement Event, all dividends and other distributions paid or payable as referred to in paragraph (b) above may be paid directly to the relevant Chargor (in which case the Administrative Agent or its nominee shall execute any necessary dividend mandate) and, if paid directly to the Administrative Agent shall be paid promptly by it to the relevant Chargor; and

(ii)                                 subject to clause 5.4.3 of the Debenture until the occurrence of an Enforcement Event, all voting rights attaching to the relevant Investments may be exercised by the relevant Chargor or, where the shares have been registered in the name of the Administrative Agent or its nominee, as the relevant Chargor may direct in writing, and the Administrative Agent and any nominee of the Administrative Agent in whose name such Investments are registered shall execute any form of proxy or other document reasonably required in order for the relevant Chargor to do so.

3                                        Security to be included in Debenture

For the purposes of this Deed and the Debenture and with effect from the date of this Deed, the property and assets of the Chargors mortgaged, charged or assigned to the Administrative Agent (whether by way of legal mortgage, assignment or fixed or floating charge) by or pursuant to this Deed shall form part of the Security Assets and references in the Debenture to the security constituted or created by or pursuant to the Debenture shall be deemed to include the security created by or pursuant to this Deed.

4                                        Further assurances

4.1                                Clauses 13 (Further Assurances) of the Debenture shall apply in relation to this Deed as if the reference in that clause to the Debenture were a reference to this Deed.

4.2                                Clause 4.5 (Security Shares) and Clause 5.4 (Security Shares) of the Debenture shall apply in relation to this Deed as if the references in those clauses to the Security Shares were a reference to the Further Security Shares and references in those clauses to the Related Rights were a reference to the Further Related Rights.

5                                        Continuing Debenture

The Debenture shall continue in full force and effect as supplemented by this Deed.

6                                        Effect as a Deed

This Deed shall take effect as a deed even if it is signed under hand on behalf of the Administrative Agent.

7                                        Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

8                                        Provisions severable

If, at any time, any provision of this Deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

9                                        Further provisions

The provisions of clauses 1.2 (Construction), 11 (Expenses and Indemnity), 15 (Continuing security), 19 (Notices) and 20 (Governing Law and Jurisdiction) of the Debenture shall apply to this Deed as they apply to the Debenture.

Executed as a deed and delivered on the date appearing at the beginning of this Deed.

Schedule 1 – The Chargors

GFI Holdings Limited

Registered Number:	3405222
Jurisdiction of Incorporation:	England and Wales

Fenics Limited

Registered Number:	3027028
Jurisdiction of Incorporation:	England and Wales

Fenics Software Limited

Registered Number:	3108922
Jurisdiction of Incorporation:	England and Wales

GFINet Europe Limited

Registered Number:	3996781
Jurisdiction of Incorporation:	England and Wales

Schedule 2 – Further Group Shares

Chargor	Company Name	Type of Share	Number of Shares
GFI Holdings Limited	GFINet Europe Limited	Ordinary	4,000,201
GFI Holdings Limited	GFI Securities Limited	Ordinary	750,000
GFI Holdings Limited	GFI Brokers Limited	Ordinary	100
GFINet Europe Limited	GFINet UK Limited	Ordinary	101

The Chargors

Executed as a deed by
GFI Holdings Limited
acting by two of its directors
or one director and its secretary	/s/ Andy Herrtage
Director

/s/ Steve McMillan
Director

Executed as a deed by
Fenics Limited
acting by two of its directors
or one director and its secretary	/s/ Andy Herrtage
Director

/s/ Steve McMillan
Director

Executed as a deed by
Fenics Software Limited
acting by two of its directors
or one director and its secretary	/s/ Andy Herrtage
Director

/s/ Steve McMillan
Director

Executed as a deed by
GFINET Europe Limited
acting by two of its directors
or one director and its secretary	/s/ Andy Herrtage
Director

/s/ Steve McMillan
Director

The Administrative Agent

Bank of America, N.A. as Administrative Agent

By:	/s/ Sean W. Cassidy

Name: Sean W. Cassidy

Title: Senior Vice President